UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	June 10, 2021

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road N.E., Suite 1550
Atlanta,	Georgia	30305
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(404)	639-6500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABCB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends Item 4.01 of the Current Report on Form 8-K of Ameris Bancorp (the “Company”) originally filed with the Securities and Exchange Commission on June 15, 2021 (the “Original Report”). This Amendment No. 1 is being filed to update certain information contained in the Original Report with respect to the Company's engagement of KPMG LLP as the Company's independent registered public accounting firm.

Except as described above, there are no other changes to the Original Report. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Report.

Item 4.01    Changes in Registrant's Certifying Accountant.

On June 10, 2021, the Audit Committee of the Board of Directors of the Company approved the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, subject to completion by KPMG LLP of its standard client acceptance procedures. Subsequently, KPMG LLP has advised the Audit Committee that such standard client acceptance procedures have been completed, including the related engagement letter.

During the years ended December 31, 2020 and 2019, and through June 30, 2021, neither the Company, nor anyone on its behalf, consulted with KPMG LLP regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (ii) any matter that was either the subject of a “disagreement,” as described in Item 304(a)(1)(iv) of Regulation S-K, or any “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
AMERIS BANCORP

By:	/s/ Nicole S. Stokes
Nicole S. Stokes
Chief Financial Officer

Date: June 30, 2021